UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 15, 2017

WSI Industries, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-0691607
(Commission File Number)	(I.R.S. Employer Identification No.)

213 Chelsea Road Monticello, MN	55362
(Address Of Principal Executive Offices)	(Zip Code)

(763) 295-9202

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 3 through 8 are not applicable and therefore omitted.

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 15, 2017, WSI Industries, Inc. (the “Company”) entered into a mortgage loan agreement (“mortgage”) and revolving credit agreement (“revolver”) with Tradition Capital Bank. The mortgage agreement refinanced and paid off the Company’s existing mortgage. The new mortgage was for a principal amount of $3,700,000, has a maturity date of February 15, 2027 and carries an interest rate of 3.99% fixed for five years after which the interest rate will reset at a fixed rate for the subsequent five years. The mortgage has required monthly payments of $22,511 under a twenty year amortization schedule. The revolving credit agreement provides for a maximum loan of $1,500,000 with interest at the thirty day LIBOR rate plus 2.0% with a base rate of 2.75%. The revolver has a maturity date of February 15, 2018. The agreements provide for certain restrictive covenants including a minimum net worth and a minimum working capital.

The summary of these Agreements does not purport to be complete and is subject to and qualified in its entirety by reference to such documents, which are included as Exhibits 10.1 through 10.12 of Item 9.01 to this Form 8-K and are incorporated by reference into these Items 1.01 and 2.03.

Item 9.01	Financial Statements And Exhibits.

Exhibit No.	Description
10.1	Loan Agreement dated February 15, 2017 between WSI Industries, Inc. and Tradition Capital Bank.

10.2	Promissory Note dated February 15, 2017 between WSI Industries, Inc. and Tradition Capital Bank.

10.3	Combination Mortgage, Security Agreement, Fixture Filing and Assignment of Leases and Rents dated February 15, 2017 between WSI Industries, Inc. and Tradition Capital Bank.

10.4	Loan Agreement dated February 15, 2017 between WSI Industries, Inc. and Tradition Capital Bank.

10.5	Revolving Promissory Note dated February 15, 2017 between WSI Industries, Inc. and Tradition Capital Bank.

10.6	Guaranty – Promissory Note dated February 15, 2017 between WSI Rochester, Inc. and Tradition Capital Bank.

10.7	Guaranty – Promissory Note dated February 15, 2017 between WSI Industries, Co. and Tradition Capital Bank.

10.8	Guaranty – Revolving Promissory Note dated February 15, 2017 between WSI Rochester, Inc. and Tradition Capital Bank.

10.9	Guaranty – Revolving Promissory Note dated February 15, 2017 between WSI Industries, Co. and Tradition Capital Bank.

10.10	Security Agreement dated February 15, 2017 between WSI Industries, Inc. and Tradition Capital Bank.

10.11	Security Agreement dated February 15, 2017 between WSI Rochester, Inc. and Tradition Capital Bank.

10.12	Security Agreement dated February 15, 2017 between WSI Industries, Co. and Tradition Capital Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WSI INDUSTRIES, INC.

By:	/s/ Benjamin T. Rashleger
Benjamin T. Rashleger
Chief Executive Officer

Date: February 17, 2017